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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 26, 2000

                            Breakaway Solutions, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-27269                                    04-3285165
---------------------------------           ----------------------------------
    (Commission File Number)               (I.R.S. Employer Identification No.)

         50 Rowes Wharf
      Boston, Massachusetts                                02110
---------------------------------           ----------------------------------
      (Address of Principal                              (Zip Code)
       Executive Offices)

                                 (617) 960-3400
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Breakaway Solutions, Inc. (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Registrant's press release, dated May 30, 2000, announcing the closing of a private placement of 1.5 million shares of the Registrant's Common Stock, par value $0.000125 per share, with various mutual funds managed by Putnam Investments, the gross proceeds of which was $39 million.

         A copy of the Press Release announcing the private placement is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not Applicable.

         (c)      EXHIBITS

                  99.1 Press Release, dated May 30, 2000, issued in connection with a private placement of the Registrant's common stock to various mutual funds managed by Putnam Investments.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BREAKAWAY SOLUTIONS, INC.


Date:     June 1, 2000              By:     /s/ KEVIN COMERFORD
                                            ---------------------------------
                                            KEVIN COMERFORD
                                              VICE PRESIDENT, ADMINISTRATION
                                              CHIEF FINANCIAL OFFICER, TREASURER
                                              AND SECRETARY






                                      -3-

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1 Press Release, dated May 30, 2000, issued in connection with a private placement of the Registrant's common stock to various mutual funds managed by Putnam Investments.




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